EXHIBIT     DESCRIPTION
EX-99.B1    Agreement and Declaration of Trust dated May 31, 1995, is
            incorporated herein by reference to Exhibit 1 of Post-Effective
            Amendment No. 28 filed on May 29, 1996 (Accession #
            0000773674-96-000004).

EX-99.B2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession # 0000773674-96-000004).

EX-99.B4)   a) Specimen copy of Benham GNMA Income Fund share certificate is incorporated herein by reference to Exhibit 4 to the registration statement filed on July 26, 1985.

            b) Specimen copy of Benham Adjustable Rate Government Securities
               Fund share certificate is incorporated herein by reference to
               Exhibit 4 to Post-Effective Amendment No. 17 filed on September 30, 1991.

            c) Specimen copy of Benham Treasury Note Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 18 filed on November 27, 1991.

            d) Specimen copy of Benham Government Agency Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 18 filed on November 27, 1991.

            e) Specimen copy of Benham Short-Term Treasury and Agency Fund share certificate is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 24 filed on November 29, 1992.

            f) Specimen copy of Benham Long-Term Treasury and Agency Fund share certificate is incorporated herein by reference to Exhibit 4(f) to Post-Effective Amendment No. 24 filed on November 29, 1992.

EX-99.B5 Investment Advisory Agreement between Benham Government Income Trust and Benham Management Corporation, dated June 1, 1995, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession #
            0000773674-96-000004)

EX-99.B6 Distribution Agreement between Benham Government Income Trust and Twentieth Century Securities, Inc. dated as of September 3, 1996, is included herein.

EX-99.B8    a) Custodian Agreement between Benham Government Income Trust, on behalf of Benham Treasury Note Fund and Benham Government Agency Fund, and State Street Bank and Trust Company, dated August 10, 1993, Amendment No. 1 dated December 1, 1994 to the Custodian Agreement and Amendment No. 2 dated March 4, 1996 to the Custodian Agreement are incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 7 to the Registration Statement of Benham International Funds filed on April 22, 1996 (Accession # 880268-96-000010).

            b) Custodian Agreement between Benham Government Income Trust, on behalf of Benham Short-Term Treasury and Agency Fund, Benham GNMA Income Fund, Benham Long-Term Treasury and Agency Fund, and Benham Adjustable Rate Government Securities Fund, and Morgan Guaranty Trust Company of New York, dated September 21, 1992, is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 24 filed on November 29, 1992.

EX-99.B9    Administrative Services and Transfer Agency Agreement between
            Benham Government Income Trust and Twentieth Century Services, dated as of September 3, 1996, is included herein.

EX-99.B10   a) Opinion and consent of counsel as to the legality of the securities being registered, dated May 16, 1996 is incorporated herein by reference to Rule 24f-2 Notice filed on May 16, 1996
            (Accession # 773674-96-0001).

            b) Opinion and consent of counsel as to the legality of the American Century Benham Inflation-Adjusted Treasury Fund, to be filed by amendment.

EX-99.B11   Consent of KPMG Peat Marwick LLP, independent auditors, is included herein.

EX-99.B14   a) Benham Individual Retirement Account Plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 23 filed on September 28, 1992.

            b) Benham Pension/Profit Sharing plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 23 filed on September 28, 1992.

EX-99.B16   Schedule for computation of each performance quotation provided in response to Item 22 is incorporated herein by reference to Exhibit
            16 of Post-Effective Amendment No. 28 filed on May 29, 1996
            (Accession # 0000773674-96-000004)

EX-99.B17   Power of Attorney dated March 4, 1996 is incorporated herein by reference to Exhibit 17 of Post-Effective Amendment No. 28 filed on
            May 29, 1996 (Accession # 0000773674-96-000004)

EX-27.5.1   FDS for Benham GNMA Income Fund.

EX-27.5.2   FDS for Benham Treasury Note Fund.

EX-27.4.3   FDS for Benham Government Agency Fund.

EX-27.5.4   FDS for Benham Adjustable Rate Government Securities Fund.

EX-27.5.5   FDS for Benham Short-Term Treasury and Agency Fund.

EX-27.5.6   FDS for Benham Long-Term Treasury and Agency Fund.